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                                                                   EXHIBIT 10.49

                            AGREEMENT RE JUERGEN JUNG

        This Agreement Re Juergen Jung (the "Agreement") is made and entered into by and between Juergen Jung ("Recipient") and Auto-Graphics, Inc., a California corporation (the "Company"), dated effective October 22, 1999.

                                 R E C I T A L S

        WHEREAS, the Recipient is employed by the Company as its Vice President of Operations; and

        WHEREAS, the Recipient is to have salary protection in the event that control of the Company changes from its current principal stockholder (Robert S.
Cope) to a third party not currently employed by, associated and/or involved with the Company and such new controlling third party does not confirm and/or enter into a relationship or agreement with Recipient to retain the Recipient's services as an employee of the Company on a going forward basis (not substantially dissimilar to the title, position and salary with the Company enjoyed by the Recipient at the time of any such change of


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control) following such change of control on terms and conditions mutually acceptable to such parties;

        WHEREAS, the Company desires to provide the Recipient with the salary protection;

        WHEREAS, the undersigned Recipient and the Company have set forth and otherwise memorialized their understandings and agreements regarding the within salary protection matter into this Agreement;

                                A G R E E M E N T

        NOW, THEREFORE, the undersigned parties intending to be legally bound and obligated thereby, subject to the within terms and conditions, do hereby agree as follows:

        1. Definitions. For purposes of this Agreement, the following terms and phrases shall have the meaning provided for herein:

                1.1 Change Of Control. The sale by Robert S. Cope ("Cope") of shares of Common Stock of the Company to any person or entity who/which is not currently employed by, associated with or otherwise involved with the Company (the "Third Party") any time within the five (5) year period following the date of this Agreement with the result that Cope does not retain the registered and beneficial ownership of at least twenty-five percent (25%) of the Company's issued and outstanding Common Stock immediately after such change of ownership and control transaction by Cope to any such Third Party ("Change Of Control"). "Change of ownership or control", and where applicable the "Company", under this Agreement, to the extent it is reasonably required to implement the intended benefit in favor of the Recipient as provided for herein, shall also include any event or transaction covered by Section 181 of the California General Corporation Laws as amended from time to time. Notwithstanding any contrary provision contained herein, for purposes of this Agreement it is specifically understood and agreed that sale of stock by Cope to Corey M. Patick ("Patick") under that certain Option Agreement dated May 15, 1999 or otherwise shall not be deemed a Change Of Control provided that (i) Patick is the registered and beneficial owner of at least a majority of such stock following the consummation of any such transaction or series of transactions and (ii) such Change of Control involving Patick does not thereafter result in the involuntary termination of Recipient within the ninety (90) day period following any such Change of Control.

                1.2 Salary Protection. Ninety Thousand Dollars ($90,000), one-half (50%) of which is to be paid by the Company to Recipient upon the termination of the Recipient's employment with the Company following a Change of Control as a result of the Recipient and the Third Party successor owner's failure to enter into a written agreement satisfactory to Recipient, which is not substantially dissimilar to the title, position and salary with the Company enjoyed by the Recipient at the time of any such Change of Control, otherwise in his sole and absolute discretion and election, within thirty (30) days following any such Change of Control and Recipient's resignation as


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an employee of the Company as a result of the lack of such an agreement the balance of which amount shall be paid by the Company to the Recipient in twelve
(12) equal monthly installments beginning on the fifteenth (15th) of the month following the month within which the initial (50%) payment is made in accordance with the within provisions ("Salary Protection").

                1.3 Third Party. A person or entity who/which is not currently employed by, associated with or otherwise involved with the Company ("Third Party"). For purposes of this Agreement, including if he subsequently is no longer employed by the Company for any reason whatsoever, Corey M. Patick ("Patick") is expressly excluded from the within definition of Third Party as used in this Agreement in the event that he should acquire and thereby become the record and beneficial owner of any or all of the shares of the Company's Common Stock under that certain Option Agreement dated May 15, 1999 and/or Patick is otherwise deemed to be a successor owner of such stock or otherwise is deemed to be in control or to have acquired control of the Company, provided that (i) Patick is the registered and beneficial owner of at least a majority of such stock following the consummation of any such transaction or series of transactions and (ii) such Change of Control involving Patick does not thereafter result in the involuntary termination of Recipient within the ninety
(90) day period following any such Change of Control. Also expressly excluded from the definition of Third Party is any employee stock ownership trust and/or plan generally described as a qualified stock bonus plan or a combination stock bonus and money purchase pension plan that meets the requirements under the Employee Retirement Income Security Act of 1974 as amended under the Internal Revenue Code of 1986 as amended that allows the plan to borrow from or on the credit of the Company or its shareholders for the purpose of investing in the Company's securities (the "ESOP Exception").

                1.4 The Company. The Company means Auto-Graphics, Inc. including any successor thereto (the "Company").

                1.5 Robert S. Cope. Robert S. Cope and Cope means Robert S. Cope and/or Elizabeth Cope (and specifically excluding members of the Family of Robert S. and Elizabeth Cope who are the owners of shares of Common Stock registered in their names) and specifically including shares of the Company's Common Stock registered in the name of or otherwise deemed to be owned by Robert
S. Cope in his capacity as Trustee of the Cope Family Trust dated September 12, 1972 ("Cope").

                1.6 Corey M. Patick. Corey M. Patick or Patick means Corey M. Patick including any business or other entity in which he is the majority (greater than 50%) owner and/or controls a majority (greater than 50%) of the voting power of any such business or other entity ("Patick").


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        2. Change of Control. If a Change Of Control occurs, Recipient shall be entitled to and shall receive Salary Protection from the Company as provided for herein. If Recipient's employment with the Company is terminated by the Company for any reason (with or without cause) within the sixty (60) day period immediately prior to any Change of Control then, notwithstanding any contrary provision contained herein, such termination shall be deemed and treated for all purposes as having resulted from a Change of Control entitling the Recipient to Salary Protection.

        3. Continuation of Certain Medical/Health Benefits. In addition to the Salary Protection provided for in paragraph 2, at the Recipient's written request to the Company at the time of the termination of employment of the Recipient with the Company, the Company will maintain, to the maximum extent allowable under the Company's medical and health insurance policies in existence at such period of time and from time to time thereafter during such period of time, for a period of up to nine (9) months medical and health benefits for the Recipient which the Recipient had immediately prior to any such termination; and the Recipient will continue to make such contributions to the costs of such continued medical and health insurance as the Recipient was making, and would have been required to make if his employment had not terminated, prior to such termination as a result of any Change of Control as provided for herein. Recipient shall notify the Company in writing in the event that the Recipient accepts new employment which provides the Recipient substantially similar medical and health benefits as are provided under the Company's policies of insurance; and, at such point in time, the continuation of the within provided for medical and health insurance coverage shall automatically terminate and be of no further force or effect under this Agreement or otherwise.

        4. Confirmation of Prior Waiver/Relinquishment By Recipient. Recipient hereby confirms that the within Agreement and subject Salary Protection in favor of the Recipient is in lieu of any and all rights, benefits and entitlements, including without limitation under paragraph 9, of, under and/or otherwise in respect of the Company's 1997 Non-Qualified Stock Option Plan all of which rights, benefits and entitlements have previously been voluntarily waived, released and relinquished by the Recipient for consideration which is independent and extraneous from this Agreement and the subject matter hereof. By executing this Agreement, the undersigned hereby confirms, and represents to and warrants and agrees with the Company, that to the best of the undersigned's information and belief he has no claim, action and/or cause of action, asserted or unasserted, against or otherwise involving the Company.

        5. No Agreement For Ongoing Employment With The Company. Recipient acknowledges and agrees for purposes of this Agreement and otherwise that the Company has made no representations or assurances to and/or agreements or promises with the Recipient as to ongoing or


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continued employment with or by the Company; and the Recipient further acknowledges and agrees that the Recipient's employment with the Company is deemed for all purposes of this Agreement and otherwise to be "at will" meaning that such employment relationship is terminable by the Company, with or without cause, at any time. If, for any reason, the Recipient voluntarily terminates his employment with the Company or the Company elects to and does terminate the Recipient's employment with the Company (with or without cause), prior to any Change Of Control, then the Recipient's rights, benefits and entitlements under and otherwise in respect of this Agreement shall automatically thereby terminate and be of no further force or effect whatsoever.

        6. Miscellaneous.

                6.1 Complete Agreement/Amendment. This Agreement sets forth all of the parties' understandings and agreements in respect of the subject matter hereof. The parties represent to and agree with each other that, in entering into and performing this Agreement, they have not received and are not otherwise relying upon any statements, representations, understandings, agreements, covenants, promises, guaranties, warranties, assurances and/or any other matters which are not expressly set forth in this Agreement; and that he will not at any time assert otherwise (whether by way of any claim in contract, tort or otherwise). If either of the undersigned parties subsequently attempts or seeks to and/or actually does assert any claim(s) that such party received and/or relied upon any statement, representation, understanding, agreement, covenant, promise, guaranty, warranty, assurance or any other matter which is (or are) not expressly set forth in this Agreement, other than the implied covenant of good faith and fair dealing, then the party prevailing in respect of any such claim including any action or other proceeding instituted in respect thereof shall be entitled, in addition to whatever other relief such prevailing party may otherwise be entitled to, to be indemnified and held harmless by the other party for any and all costs and expenses (including reasonable attorneys and other professionals' fees/costs paid or incurred by such prevailing party), losses and damages paid or incurred by such prevailing party as a result of any assertion by the other party which was inconsistent with the above referenced representation and agreement. This Agreement may only be amended, modified or changed by a further writing so stating and signed by the party against which any such amendment, modification and/or change is sought to be enforced. This Agreement was and shall be deemed for all purposes to have been drafted and prepared by all of the parties hereto. If the language used and contained in this Agreement is subsequently determined for any reason to be unclear or ambiguous in any way, then no party shall suffer any prejudice or detriment as a result of having participated in the drafting or other preparation of this Agreement.

                6.2 Assistance Of Legal Counsel and Other Professionals. The parties represent, agree and warrant to each other that such parties have had and have actually used the opportunity to have this Agreement including the form and content hereof reviewed by


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legal counsel and/or other professionals of the respective parties' own choosing; and that such parties will not claim or otherwise assert that they signed and thereby delivered this Agreement without the benefit of the involvement of and advice from such parties' legal and/or other professional advisor(s). The parties shall each bear their own legal and other professional fees and costs paid or incurred as a result of or otherwise in respect of this Agreement and the matters provided for herein.

                6.3 Choice of Law/Venue. This Agreement shall be interpreted, enforced and otherwise governed for all purposes (without regard to conflict of law provisions) under and in accordance with the laws of the State of California. Further, the parties acknowledge and agree with one another that should any legal action or proceeding of any kind be initiated, maintained and prosecuted under, arising out of or otherwise in reference to this Agreement, such action/proceeding shall be initiated, maintained and prosecuted for all purposes in a court of competent jurisdiction located in Los Angeles or Orange County California, which location(s) the parties hereby select and designate for all purposes as the best venue for any such action/proceeding.

                6.4 Time of the Essence. For all purposes of this Agreement and the matters provided for herein, time shall be deemed to be of the essence.

                6.5 Waiver By Recipient. If for any reason, there is a Change Of Control and such Change Of Control has been the subject of a written notice to the Recipient by the Company and/or the Third Party, and there is no written agreement between the Recipient and the Third Party within the thirty (30) day period following the date of any such notice, and for any reason the Recipient does not tender his written resignation within five (5) business days following the expiration of such thirty day period, then the Recipient shall be conclusively deemed for all purposes to have waived, released and relinquished any right to the Salary Protection provided for under this Agreement.

                6.6 Notices. Any notice required to be given, referenced or which any of the parties desires to provide to the other, shall be given and shall be deemed to have been provided by the other party (1) on the third (3rd) business day following the date of mailing of any such notice in the United States Mail postage prepaid in a sealed envelope(s) addressed as set forth below, (2) on the date that any such notice is hand delivered to the other party, (3) on the second (2nd) business day following transmission via facsimile if such notice is in writing and is addressed to the receiving party and transmitted via facsimile with written confirmation thereof sent by mail on the same day of such facsimile transmission, as follows:

                        (1)     If to the Company:


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                                Auto-Graphics, Inc.
                                3201 Temple Avenue
                                Pomona, CA 91768

                                Attention: Robert S. Cope

                        or via facsimile transmission to
                        Fax No. 909/595-3506 addressed as
                        indicated above

                                With a copy to:

                                Robert H. Bretz, Esq.
                                520 Washington Blvd., #428
                                Marina del Rey, CA 90292

                        (Fax No. 310/578-5443)


                        (2)     If to Recipient:

                                Juergen Jung
                                c/o Auto-Graphics, Inc.
                                3201 Temple Avenue
                                Pomona, CA 91768

                                Envelope Marked "Personal"

                6.7 Third Party Beneficiaries. Except as expressly provided for herein, no person or entity is intended or shall be deemed or determined to be a third party beneficiary under this Agreement.

                6.8 No Heirs, Successors And Assigns of the Recipient. The undersigned parties hereby acknowledge and agree that this Agreement and the benefit intended to be conferred on the Recipient is personal in nature and shall not under any circumstance inure to or be deemed to inure to the benefit of any of the Recipient's heirs, successors and/or assigns. As to the Company, the obligations, duties and liabilities - - and the rights, benefits and entitlements - - of and to the Company as provided for herein shall inure to and be for the benefit of the Company (including its officers, directors, employees, agents, attorneys and representatives).

                6.9 Arm's Length Transaction. The parties acknowledge and agree that they are making and entering into this Agreement as a result of and in an "arm's length" negotiation and transaction, and that the parties (including any agent, attorney or other representative thereof) are not under any duty (including any fiduciary or similar duty) or responsibility to the other as it relates to this Agreement or otherwise.


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                6.10 Severability. If any provision(s) of this Agreement is
(are) hereafter finally determined to be unenforceable for any reason, then such provision shall be deemed and treated for all purposes as severed from this Agreement; and the balance of this Agreement shall remain in full force and effect as between the parties notwithstanding any such unenforceable and severed provision.

                6.11 Headings. The headings of the paragraphs (and any subparagraphs) of this Agreement are included for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

                IN WITNESS WHEREOF, the undersigned parties thereunto duly authorized have executed this Agreement in Pomona, California as of the date first set forth above.


                                       "Recipient"






                                       Juergen Jung

                                       AUTO-GRAPHICS, INC.
                                       (the "Company")

                                       By
                                         ---------------------------------------
                                         Robert S. Cope, President